Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. 2011 Second Quarter Update Santa Clara Tech Center in Santa Clara, CA

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; impairment charges; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Quarterly Report in Form 10-Q for the quarter ended June 30, 2011 and our Annual Report on Form 10-K for the year ended December 31, 2010, each as filed with the Securities and Exchange Commission.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Economic Overview Noteworthy Events Financial Review Kym Janney, Chief Financial Officer Debt Maturities Asset Updates Al Palamara, SVP and Portfolio Manager Wrap Up Questions Regency Center in Houston, TX

Economic Overview Recovery uncertain Positive GDP growth for eight consecutive quarters Private sector job growth is positive, but unemployment remains elevated With 72% of companies reporting, corporate profits are up 19.8% year-over-year Commercial real estate occupancy: Office Multifamily Hospitality What has changed? Expectations and fear of uncertainty Dysfunctional US political system exposed in debt debate European sovereign debt issue Concern about solvency of European banks Credit downgrade of US debt and future ramifications What does this mean for commercial real estate? Frisco Square, Frisco, TX

Noteworthy Events Closed on sale of 2603 Augusta in Houston Santa Clara Tech Center – renewed and extended 2-building, 306,000 s.f. lease with Hitachi Data Systems through 2019 Still under contract for TCU student housing project Selected buyer for Crossroads in San Diego Sold two condos in Q2 2011 at Chase Park; total of five sold year-to-date as of June 30 Sold one unit earlier this week Four more units under contract totaling $4.5 million Proceeds will be used to pay down condo loan Signed term sheet for loan to complete infrastructure work at Rio Salado; work to begin in September Selected broker to market three of the five property blocks in Frisco Square Will market existing office, retail and multifamily assets and parcels of land Fund will retain Cinemark and 15 acres of undeveloped land nearest Dallas North Tollway Signed LOI on Regency Center in Houston Bent Tree Green in Dallas, TX Crossroads in San Diego, CA

Portfolio Level Cash As of June 30, 2011, Opportunity REIT I had an unrestricted cash balance of $14.9 million Net proceeds from sale of 2603 Augusta were $6.3 million, after a pay down on our senior credit facility of $17.1 million Short-term Demands for Funds Tenant improvements and leasing commissions Property operating deficits at Cordillera and Frisco Square Debt service (including potential pay downs) General & Administrative expenses Impairments Chase condos, Cordillera, and Royal Island Financial Review GrandMarc at Westberry Place in Fort Worth, TX

1This asset is included in the Central Europe Portfolio. Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor Schedule of Debt Maturities Through Q2 2012 (As of June 30, 2011; dollars in millions) Debt Maturities Property Current Loan Amount New Maturity Date Etension Options Senior Secured Credit Facility $48.3 2/13/12 None Crossroads $26.8 6/30/11 None Frisco Square (land) $14.9 8/28/11 Negotiating 6-month extension in conjunction with sale Frisco Square (operating properties) $30.9 8/28/11 Negotiating 6-month extension in conjunction with sale Lynka1 $2.7 10/31/11 None Chase Park Hotel $61.5 11/15/11 One 6-month option Chase –Private Residences $5.1 11/15/11 One 6-month option Bent Tree Green $6.6 5/19/12 Two 1-year options Frisco Square (theatre) $4.8 7/28/12 None

Central Europe Portfolio Maintained high occupancy rate since acquisition – currently 99% No material lease rollover until 2016 Continue to closely monitor local economies given Euro Zone issues Czech Republic, Poland, Hungary and Slovakia Central European Portfolio

Multifamily Developments 376 units developed in 2008 Proximity to Houston’s Galleria submarket Houston economy among strongest in U.S. Potential sale in Q1 2012 Tanglewood at Voss—Houston, Texas Becket House in London, England Alexan Black Mountain in Las Vegas, NV Tanglewood at Voss in Houston, TX Alexan Black Mountain—Las Vegas, Nevada 213 units developed in 2007 Mezzanine debt investment by REIT Challenging local economy Job growth issues New management company hired to energize leasing efforts

Chase Park Plaza Hotel Performance improving from 2009 industry low point Outlook uncertain for remainder of 2011 if little growth in U.S. and St. Louis economies Condominiums 5 sales in 2011, YTD through June 30 1 sale earlier this week 4 new contracts expected to close in Q3 73% sold out, assuming contracts close Refinancing debt in Q4 Expect debt to be around $250,000 after sales Chase Park Plaza—St. Louis, Missouri Chase Park Plaza in St. Louis, MO

SOLD
12600 Whitewater


SOLD
GrandMarc at the Corner


SOLD
2603 Augusta


UNDER CONTRACT
GrandMarc at Westberry Place


UNDER LOI
Regency Center


MARKETING
Crossroads


MARKETING
Frisco Square


5000 South Bowen


Chase Park Plaza Hotel


Las Colinas Commons


Northpoint Central


Northborough Tower


Santa Clara Tech Center


Rio Salado Business Center


Bent Tree Green


Central European Portfolio


Royal Island


Alexan Black Mountain


The Lodge & Spa at Cordillera


Becket House


Tanglewood at Voss

The properties depicted are all a part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGERHARVARD
OPPORTUNITY REIT I, INC.

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© 2011 Behringer Harvard

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com